Exhibit 10.1

AMENDMENT NO. 11 TO

CAPACITY PURCHASE AGREEMENT

This Amendment No. 11 to Capacity Purchase Agreement (this "Amendment No. 11") is dated as of December 16, 2022 (the "Amendment No. 11 Effective Date"), between American Airlines, Inc., a Delaware corporation (together with its successors and permitted assigns, "American"), and Mesa Airlines, Inc., a Nevada corporation (together with its permitted successors and assigns, "Contractor").

WHEREAS, American entered into that certain Amended and Restated Capacity Purchase Agreement, dated as of November 19, 2020 and made effective as of January 1, 2021, with Contractor (as amended, modified and supplemented from time to time, the "Capacity Purchase Agreement") to establish the terms by which Contractor will provide regional airline services utilizing certain Covered Aircraft on behalf of American;

WHEREAS, on December 22, 2020, American entered into that certain Amendment No. 1 to Capacity Purchase Agreement with Contractor;

WHEREAS, on April 9, 2021, American entered into that certain Amendment No. 2 to Capacity Purchase Agreement with Contractor;

WHEREAS, on April 9, 2021, American entered into that certain Amendment No. 3 to Capacity Purchase Agreement with Contractor;

WHEREAS, on June 9, 2021, American entered into that certain Amendment No. 4 to Capacity Purchase Agreement with Contractor;

WHEREAS, on August 9, 2021, American entered into that certain Limited Waiver and Amendment No. 5 to Capacity Purchase Agreement with Contractor;

WHEREAS, on February 4, 2022, American entered into that certain Limited Waiver and Amendment No. 6 to Capacity Purchase Agreement with Contractor;

WHEREAS, on March 31, 2022, American entered into that certain Amendment No. 7 to Capacity Purchase Agreement with Contractor;

WHEREAS, on June 10, 2022, American entered into that certain Amendment No. 8 to Capacity Purchase Agreement with Contractor;

WHEREAS, on June 20, 2022, American entered into that certain Amendment No. 9 to Capacity Purchase Agreement with Contractor;

WHEREAS, on July 29, 2022, American entered into that certain Amendment No. 10 and Limited Waiver to Capacity Purchase Agreement with Contractor;

WHEREAS, it is in the best interests of the parties hereto to further amend the Capacity Purchase Agreement to reflect the agreements set forth herein and to set forth the understanding of the Parties with respect to the termination of the Capacity Purchase Agreement and other related matters; and

WHEREAS, all capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to them in the Capacity Purchase Agreement.

Exhibit 10.1

NOW, THEREFORE, for and in consideration of the mutual covenants and agreements herein contained, American, on the one hand, and Contractor, on the other hand, agree to the following with respect to the Capacity Purchase Agreement:

l. Section 3.02 (Spare Aircraft; Substitute Aircraft; Damage to Covered Aircraft) of the Capacity Purchase Agreement is hereby amended to add a new clause (d) as follows:

(d) Sale of Covered Aircraft. Contractor may, upon prior Consent from American, sell a Covered Aircraft during the Wind-Down Period so long as Contractor is able to substitute such Covered Aircraft with a CRJ-900 aircraft (each a "Swapped Aircraft"). To request American's prior Consent to any Swapped Aircraft, Contractor shall deliver a Notice to American that states the tail number of the Covered Aircraft to be sold, the serial numbers of the Engines related thereto and the proposed date of the sale. American's Consent to Contractor's request for a Swapped Aircraft shall not be unreasonably withheld, conditioned or delayed. The criteria that American may consider when determining whether to provide its Consent to a Swapped Aircraft may include the following (all as determined by American in its sole discretion): (i) no interruption of Regional Airline Services shall result from the substitution of such Swapped Aircraft; (ii) the Swapped Aircraft shall be of equal or superior performance capability and characteristics as the Covered Aircraft being substituted; (iii) the Swapped Aircraft shall be painted in a livery approved by American; (iv) the Swapped Aircraft shall be in the same seat configuration as the Covered Aircraft being substituted; and (v) the Swapped Aircraft shall otherwise meet the requirements of this Agreement. Upon American's Consent to such Swapped Aircraft, the terms and conditions of this Agreement applicable to the Covered Aircraft being substituted shall apply and be in full force and effect with respect to such Swapped Aircraft, and such Swapped Aircraft shall be deemed a Covered Aircraft at all times while providing Regional Airline Services.

2.
Schedule 1 (Covered Aircraft) to the Capacity Purchase Agreement is hereby deleted in its entirety and replaced with the Schedule 1 attached hereto.

3.
The following definitions in Exhibit A (Definitions) to the Capacity Purchase Agreement are hereby amended and restated as follows:

"Amendment No. 11 Effective Date" means December 16, 2022.

"Requested Plan" means any block hours provided by American to Contractor prior to the date of implementation of the applicable Final Monthly Schedule.

"Wind-Down Period'' means the period commencing on the Amendment No. 11 Effective Date and ending on the earlier of (i) [***], or (ii) the date this Agreement is otherwise terminated in accordance with the terms of this Agreement.

4.
The Parties hereby acknowledge and agree that, at all times during the Wind-Down Period, the provisions set forth in Attachment A attached to this Amendment No. 11 shall apply (notwithstanding anything to the contrary in Section 6.12,Section 6.13,Section 6.14(c), Section VII of Schedule 2, Section I(A) of Schedule 5 or any other sections of the Capacity Purchase Agreement of similar import), [***]. In the event of a conflict between the terms of Attachment A and the rest of the Capacity Purchase Agreement, or in the event of any duplication in terms or definitions in Attachment A, the terms of Attachment A will override; provided that, terms and provisions not addressed in Attachment A shall not be deemed to be in conflict with the Capacity Purchase Agreement, and all such additional terms and provisions contained in the Capacity Purchase Agreement shall be given full force and effect.

5.
[***]

Exhibit 10.1

a.
[***]

b.
[***]

6.
Additional Agreements. The Parties further agree to the following with respect to the Capacity Purchase Agreement:

a.
[***]

b.
In consideration of the agreements set forth herein, Contractor and (to the extent that any of the following is claiming by, through or otherwise on behalf of Contractor (including on any derivative basis)) its members, employees, officers, successors and assigns hereby release American and its Affiliates and their respective employees, officers, agents, subsidiaries, successors and assigns, from any and all claims, duties, obligations, liabilities and rights or causes of action under or related to any reductions in Fixed Costs under Sections 6.12 and 6.13 of the Capacity Purchase Agreement for all periods prior to the Amendment No. 11 Effective [***]

c.
So long as Contractor has not caused any Material Breaches during the Wind-Down Period (or American has not taken action with respect to any Material Breaches caused by Contractor during the Wind-Down Period), then immediately upon the expiration of the Wind-Down Period (which shall also be considered the expiration of the Term), the Parties will execute a written mutual release of claims and acknowledgment that no Material Breaches have occurred under the Capacity Purchase Agreement (including, without limitation, [***] in the form attached as Attachment B hereto (the"Mutual Release"). The effectiveness of the Mutual Release shall be expressly contingent upon the completion of the Wind-Down Period in accordance with the terms and conditions of this Amendment No. 11 with no (i) Material Breach by Contractor of the Capacity Purchase Agreement, as amended by this Amendment No. 11, or (ii) repudiation by Contractor of its obligations under the Capacity Purchase Agreement, as amended by this Amendment No. 11, in each case as acknowledged by American in writing.

d.
[***]

e.
Contractor hereby agrees that, by no later than [***] days following the Amendment No. 11 Effective Date, it shall execute an amendment to each Sublease such that each such Sublease shall terminate no later than [***] following the expiration or termination of the Capacity Purchase Agreement. The Parties understand and agree that Contractor's failure to comply with this Section 6(e) shall not give rise to the [***] under Section 6(/) below; provided, however, that any such failure shall be considered a breach of the Capacity Purchase Agreement (as amended by this Amendment No. 11), and American shall have the right to seek actual damages with respect to such breach.

f.
In the event of (i) a Material Breach by Contractor of the Capacity Purchase Agreement, as amended by this Amendment No. 11, or (ii) a repudiation by Contractor of its obligations under the Capacity Purchase Agreement, as amended by this Amendment No. 11[***]

g.
American agrees that, in the event that Contractor commences a case under chapter 11 of the Bankruptcy Code (a "Contractor Bankruptcy Case") prior to the expiration of the Wind-Down Period, so long as Contractor continues to fully perform each of its obligations in accordance with the terms and conditions of the Capacity Purchase Agreement, as amended by this Amendment No. 11, then at the conclusion of the Wind-Down Period, the Parties shall comply with Section 6(c) of this Amendment No. 11 and shall be entitled to the full benefits thereof, notwithstanding the filing of such Contractor Bankruptcy Case.

Exhibit 10.1

7.
This Amendment No. 11 shall become effective as of the Amendment No. 11 Effective Date upon satisfaction of all of the following conditions precedent:

a.
Receipt by American of each of the following, in form and substance reasonably satisfactory to American: (i) a copy of this Amendment No. 11, duly executed and delivered by Contractor; and (ii) any other documents or agreements reasonably requested by American in connection with the transactions contemplated by this Amendment No. 11.

8.
The Parties hereby acknowledge and represent to each other that after giving effect to the terms hereof, each representation and warranty of Contractor contained in the Capacity Purchase Agreement or in any other Related Agreement is true and correct in all material respects on the Amendment No. 11 Effective Date.

9.
Except as amended and modified hereby, any and all of the terms and provisions of the Capacity Purchase Agreement shall remain in full force and effect and are hereby in all respects ratified and confirmed by American and Contractor. Each of American and Contractor hereby agrees that the amendments and modifications herein contained shall in no manner affect or impair the liabilities, duties and obligations of American or Contractor under the Capacity Purchase Agreement. Each reference in the Capacity Purchase Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of like import, and each reference in the Capacity Purchase Agreement or other agreements, documents or other instruments executed and delivered pursuant to the Capacity Purchase Agreement to the "Capacity Purchase Agreement", shall mean and be a reference to the Capacity Purchase Agreement as amended by this Amendment No. 11.

10.
THIS AMENDMENT NO. 11, THE CAPACITY PURCHASE AGREEMENT, THE OTHER RELATED AGREEMENTS AND THE OTHER DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND THEREWITH WHEN TAKEN TOGETHER REPRESENT THE ENTIRE AGREEMENT BETWEEN THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR,

CONTEMPORANEOUS OR ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

[Remainder of Page Intentionally Left Blank; Signature Page Follows]

Exhibit 10.1

IN WITNESS WHEREOF, American and Contractor have executed this Amendment No. l l as of the Amendment No. 11 Effective Date.

AMERICAN AIRLINES, INC.

By: /s/ Brandon Kahle Name: Brandon Kahle

Title: Vice President, Regional Operations & Planning

MESA AIRLINES, INC.

By: /s/ Bradford Rich

Name: Bradford Rich

Title: EVP & COO

Signature Page to Amendment No. 11

Exhibit 10.1

SCHEDULE 1

COVERED AIRCRAFT

Make/Model	Tail Number	Build Year	#1 Engines	#2 Engines	Implementation Date	Aircraft Term**	Repainting Date	Batch
			(Serial Number)*	(Serial Number)*
1. CRJ-900	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
2. CRJ-900	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
3. CRJ-900	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
4. CRJ-900	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
5. CRJ-900	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
6. CRJ-900	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
7. CRJ-900	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
8. CRJ-900	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
9. CRJ-900	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
10. CRJ-900	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
11. CRJ-900	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
12. CRJ-900	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
13. CRJ-900	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
14. CRJ-900	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
15. CRJ-900	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
16. CRJ-900	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
17. CRJ-900	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
18. CRJ-900	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
19. CRJ-900	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
20. CRJ-900	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
21. CRJ-900	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
22. CRJ-900	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
23. CRJ-900	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

Exhibit 10.1

SCHEDULE 1

COVERED AIRCRAFT

Make/Model	Tail Number	Build Year	#1 Engines	#2 Engines	Implementation Date	Aircraft Term**	Repainting Date	Batch
			(Serial Number)*	(Serial Number)*
24. CRJ-900	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
25. CRJ-900	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
26. CRJ-900	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
27. CRJ-900	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
28. CRJ-900	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
29. CRJ-900	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
30. CRJ-900	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
31. CRJ-900	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
32. CRJ-900	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
33. CRJ-900	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
34. CRJ-900	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
35. CRJ-900	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
36. CRJ-900	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
37. CRJ-900	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
38. CRJ-900	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
39. CRJ-900	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
40. CRJ-900	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

* Subject to the terms and conditions of this Agreement, Contractor may substitute Engines listed on this Schedule 1 within its reasonable discretion.

** [***]

Exhibit 10.1

ATTACHMENT A

Agreements with Respect to Wind-Down Period

The Parties hereby acknowledge and agree that, at all times during the Wind-Down Period, the provisions set forth in this Attachment A shall apply (notwithstanding anything to the contrary in Section 6.12, Section 6.13, Section 6.14(c), Section VII of Schedule 2, Section I(A) of Schedule 5 or any other sections of the Capacity Purchase Agreement of similar import), [***]

1.
Final Crew Max. The Final Crew Max for the calendar months of [***]

[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]

[***]

2.
Base Compensation for Block Hours. [***]

3.
Controllable Completion Rate. [***]

[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

[***]

[***]

[***]

4.
Schedule Shortfalls. [***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]

5.
Heavy Maintenance. [***]

6.
[***]

7.
American Facilities.

a.
Contractor hereby acknowledges that, pursuant to Section 8.03 of the Capacity Purchase Agreement, upon the expiration of the Wind-Down Period, any American Facilities no

longer used, or authorized to be used, by Contractor shall immediately cease to be American

Exhibit 10.1

Facilities for the purposes of the Capacity Purchase Agreement.

b.
Section III(D) of Exhibit E to the Capacity Purchase Agreement is hereby amended and restated to state as follows:

1. Within [***] after the expiration or termination of the Capacity Purchase Agreement, Contractor shall surrender the American Facilities. The failure by Contractor to timely vacate and surrender the American Facilities pursuant to this Section III(D)(i) without the express written consent of American shall result in [***]

11. Contractor shall surrender the American Facilities with all of the improvements, parts, and surfaces thereof broom clean and free of debris, and in good operating order, condition and state of repair, ordinary wear and tear excepted. "Ordinary wear and tear" shall not include any damage or deterioration that would have been prevented by good maintenance practice, such as, but not limited to, damage to walls, flooring, lighting, ceiling (including ceiling tiles), and plumbing. Contractor shall repair any damage occasioned by the installation, maintenance, or removal of its trade fixtures, Contractor owned alterations, and/or utility installations, furnishings, equipment and any other items installed by or for Contractor. Contractor shall also completely remove from the occupied space any and all hazardous substances brought into the occupied space by or for Contractor, even if such removal would require Contractor to perform or pay for any additional work. Trade fixtures shall remain the property of Contractor and shall be removed by Contractor. Any personal property of Contractor not removed on or before the deadline aforementioned shall be deemed to have been abandoned by Contractor and may be disposed of or retained by American as American may desire.

8.
Material Breach. For the avoidance of doubt, Contractor's material breach of any material provision in this Attachment A shall be considered a Material Breach of the Capacity Purchase Agreement [***] it being understood that (i) any breach of [***] shall not be deemed a material breach of a material provision for purposes of this Section 8, and

(ii) with respect to any breach that is not a material breach of a material provision of this

Attachment A, American shall have the right to seek actual damages with respect to such breach.

9.
Additional Rebates and Remedies. Commencing on the Amendment No. 11 Effective Date, and subject to the rights set forth in Section 6 of Amendment No. 11, [***]

[***]

10.
Reservation of Rights. For the avoidance of doubt, American shall be entitled to all rights and remedies described in Section l 2.02(d)(iii) of the Capacity Purchase Agreement, and no waiver or forbearance under this Amendment No. 11 shall apply to such rights or remedies.

11.
Repositioning of Covered Aircraft. Contractor shall reposition all Covered Aircraft at its sole cost and expense upon the conclusion of the Wind-Down Period.

12.
Sample Calculations. Sample calculations regarding the provisions of this Attachment A are attached hereto as Exhibit 1 to Attachment A.

[***]

Exhibit 10.1

ATTACHMENT B

FORM OF MUTUAL RELEASE AGREEMENT

This Mutual Release Agreement (this "Release Agreement') is made and entered into this L] day of ( ], 2023 (the "Release Effective Date"), between American Airlines, Inc., a Delaware corporation (together with its successors and permitted assigns, "American"), and Mesa Airlines, Inc., a Nevada corporation (together with its permitted successors and assigns, "Contractor"). American and Contractor are collectively referred to as the "Parties" (each a "Party"). Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to them, as applicable, in the Capacity Purchase Agreement or Amendment No. 11 (each as defined below).

RECITATIONS

WHEREAS, American entered into that certain Amended and Restated Capacity Purchase Agreement, dated as of November 19, 2020 and made effective as of January 1, 2021, with Contractor (as amended, modified and supplemented from time to time, the "Capacity Purchase Agreement') to establish the terms by which Contractor will provide regional airline services utilizing certain Covered Aircraft on behalf of American;

WHEREAS, on December (• ], 2022, American entered into that certain Amendment No. 11 to Capacity Purchase Agreement with Contractor (the "Amendment No. 11");

WHEREAS, Section 6(c) of Amendment No. 11 contemplates that upon the expiration of the Term the Parties shall enter into this Release Agreement, subject to the terms and conditions set forth in Amendment No. 11; and

WHEREAS, Contractor has not caused any Material Breaches during the Wind-Down Period (or American has not taken action with respect to any Material Breaches caused by Contractor during the Wind Down Period) and the Term has expired;

NOW THEREFORE, in consideration of the mutual covenants, promises and agreements contained in this Release Agreement and Amendment No. 11, the receipt and sufficiency of which is hereby acknowledged, the Parties agree as follows:

AGREEMENT

1.
The recitals set forth above are incorporated herein by reference and are made a part of this Release Agreement.

2.
Upon the Release Effective Date, Contractor and its administrators, agents, servants, parent entities, affiliates, subsidiaries, current and former employees, insurers, partners, associates, attorneys, representatives, consultants, accountants, advisors, heirs, executors, trustees, successors, predecessors, assigns, and assignees, past, present, or future (all in their capacities as such) (collectively, the "Contractor Releasing Parties") shall hereby release and forever discharge American and its administrators, predecessors, agents, servants, current and former employees, insurers, partners, associates, attorneys, representatives, consultants, accountants, advisors, affiliates, subsidiaries, predecessors, parent entities, successors and assigns past, present, or future, from any and all claims, counterclaims, demands, damages, disputes, liabilities, actions, rights or causes of action or suits of any kind or nature whatsoever, based on any legal or equitable theory, right of action or otherwise, foreseen or unforeseen, known or unknown, matured or unmatured, which the Contractor Releasing Parties now have, have ever had, or may hereafter have, on account of, arising out of, based upon or in any manner connected with any matter, cause, claim or thing

Exhibit 10.1

whatsoever in any way relating to the Capacity Purchase Agreement [***], at any time up to and including the Release Effective Date. Contractor hereby further agrees and covenants not to, and shall not, enforce, pursue, commence or prosecute, or assist or otherwise aid any other person or entity in the enforcement, pursuit, commencement or prosecution of, whether directly, derivatively or otherwise, any claims released pursuant this paragraph 2.

3.
Upon the Release Effective Date, American and its administrators, agents, servants, parent entities, affiliates, subsidiaries, current and former employees, insurers, partners, associates, attorneys, representatives, consultants, accountants, advisors, heirs, executors, trustees, successors, predecessors, assigns, and assignees, past, present, or future (all in their capacities as such) (collectively, the "American Releasing Parties") shall hereby release and forever discharge Contractor and its administrators, predecessors, agents, servants, current and former employees, insurers, partners, associates, attorneys, representatives, consultants, accountants, advisors, affiliates, subsidiaries, predecessors, parent entities, successors and assigns past, present, or future, from any and all claims, counterclaims, demands, damages, disputes, liabilities, actions, rights or causes of action or suits of any kind or nature whatsoever, based on any legal or equitable theory, right of action or otherwise, foreseen or unforeseen, known or unknown, matured or unmatured, which the American Releasing Parties now have, have ever had, or may hereafter have, on account of, arising out of, based upon or in any manner connected with any matter, cause, claim or thing whatsoever in any way relating to the [***], at any time up to and including the Release Effective Date. American hereby further agrees and covenants not to, and shall not, enforce, pursue, commence or prosecute, or assist or otherwise aid any other person or entity in the enforcement, pursuit, commencement or prosecution of, whether directly, derivatively or otherwise, any claims released pursuant this paragraph 3.

4.
The Parties represent and warrant that they have the full right, power, and authority to enter into and execute this Release Agreement.

5.
This Release Agreement is binding upon and inures to the benefit of each of the Parties hereto, and their respective administrators, successors, assigns, officers, directors, shareholders, employees, parents, subsidiaries, affiliates, and agents.

6.
Each Party represents that it has been advised to seek consultation with an attorney before signing this Release Agreement, that such Party had the benefit of counsel of its own choosing, and that such Party has carefully read this Release Agreement, has reviewed it with counsel, and understands each provision hereof. The Parties each acknowledge that this Release Agreement sha11 be deemed to have been drafted by counsel for all Parties, and that the Release Agreement shall not be construed in favor of or against any Party on the grounds that such Party or such Party's attorney was the drafter.

7.
The Parties agree that this Release Agreement constitutes a good-faith resolution and mutual release as to the claims described herein and each of the Pai1ies acknowledge that it is entering into this Release Agreement freely and voluntarily.

8.
Each of the Parties to this Release Agreement acknowledges that this Release Agreement, together with the Capacity Purchase Agreement, as amended by Amendment No. 11, constitute the entire agreement between the Parties as to the subject matter herein, and that no promise, inducement or agreement not stated herein has been made to them in connection with this Release Agreement.

9.
If any provision of this Release Agreement shall be held invalid by operation of law or in court, the remainder of this Release Agreement shall remain in full force and effect, and may be independently enforced to the fullest extent permitted by law.

10.
This Release Agreement may be executed in multiple counterparts, each of which will be deemed to be an original, but all of which collectively shall constitute one and the same instrument. Faxed and electronic copies of this Release Agreement shall be given the full force and effect as an original.

Exhibit 10.1

11.
All communications to be provided pursuant to or in connection with this Release Agreement shall be in writing and shall be sent by email and overnight delivery service, costs prepaid, to the Parties at the addresses set forth in the Capacity Purchase Agreement, or to such other individuals and addresses as each party may designate in writing from time to time.

12.
THIS RELEASE AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS RELEASE AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS TO THE EXTENT THAT THE SAME ARE NOT MANDATORILY APPLICABLE BY STATUTE AND THE APPLICATJON OF THE LAWS OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY.

13.
Each Party irrevocably submits to the exclusive jurisdiction of the United States District Court for the Southern District of New York and, if such court does not have jurisdiction, of the courts of the State of New York sitting in the City of New York for the purposes of any suit, action or other proceeding arising out of this Release Agreement or the subject matter hereof brought by the other Party. To the extent permitted by applicable laws, rules or regulations of a Governmental Authority, each Party waives and agrees not to assert, by way of motion, as a defense or otherwise, in any such suit, action or proceeding, any claim (a) that it is not subject to the jurisdiction of the above named courts; (b) that the suit, action or proceeding is brought in an inconvenient forum; or (c) that the venue of the suit, action or proceeding is improper, or that this Release Agreement or the subject matter hereof may not be enforced in or by such courts. With respect to any legal action or proceeding arising out of or in connection with this Release Agreement or the subject matter hereof in any of the courts referred to in clause (a) of the first sentence of this paragraph 13, service of process on Contractor in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, addressed to the address set forth in Section 14.17 of the Capacity Purchase Agreement.

14.
EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITTONALLY WAIVE TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS RELEASE AGREEMENT OR THE CAPACITY PURCHASE AGREEMENT AND FOR ANY COUNTERCLAIM THEREIN.

(REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

Exhibit 10.1

IN WITNESS THEREOF, the Parties have caused this Release Agreement to be duly executed and effective as of the date set forth above.

AGREED AS TO ALL PROVISIONS:

American Airlines, Inc.

By: _

Mesa Airlines, Inc.

By: _

Date: ,2023

Date: ,2023